NATIONWIDE VARIABLE INSURANCE TRUST
American Century NVIT Growth Fund
American Century NVIT Multi Cap Value Fund
Neuberger Berman NVIT Multi Cap Opportunities Fund
Neuberger Berman NVIT Socially Responsible Fund
NVIT Emerging Markets Fund
NVIT International Equity Fund
NVIT Nationwide Fund
NVIT Real Estate Fund
Templeton NVIT International Value Fund
Van Kampen NVIT Comstock Value Fund

Supplement dated July 31, 2012
to the Prospectus dated April 30, 2012

Capitalized terms and certain other terms used in the supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

Templeton NVIT International Value Fund

1.  Effective immediately, Cindy L. Sweeting, Director of Portfolio Management and Executive Vice President at Templeton Investment Counsel, LLC, has replaced Gary P. Motyl as the lead portfolio manager to the Templeton NVIT International Value Fund.

2.  The chart under the heading “Portfolio Management,” under the subheading “Portfolio Managers,” on page 28 of the Prospectus is deleted and replaced with the following:

Portfolio Manager	Title	Length of Service
Cindy L. Sweeting, CFA	Director of Portfolio Management and Executive Vice President, Templeton	Since 1997
Peter Nori, CFA	Executive Vice President, Templeton	Since 1987
Antonio T. Docal, CFA	Executive Vice President, Templeton	Since 2001

3.  The first and second paragraphs under the heading “Fund Management,” under the subheading “Portfolio Management” for the Templeton NVIT International Value Fund on page 47 of the Prospectus are deleted and replaced with the following:

Cindy L. Sweeting, CFA, Peter Nori, CFA, and Antonio T. Docal, CFA comprise the team that manages the Fund on behalf of Templeton. As lead portfolio manager of the Fund, Ms. Sweeting has final authority over all aspects of the Fund’s investment portfolio, including, but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated portfolio management requirements/portfolio holdings.  Ms. Sweeting, Mr. Nori and Mr. Docal are jointly responsible for the day-to-day management of the Fund’s portfolio.

Cindy L. Sweeting is an Executive Vice President and Director of Portfolio Management for the Templeton Global Equity Group.  She joined Templeton in 1997 and has portfolio management responsibility for institutional separate account relationships with both global and international mandates.  Ms. Sweeting earned a B.S. in business administration with a concentration in finance from Georgetown University.

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